Shareholders' Equity	6 Months Ended
Jun. 30, 2022
Equity [Abstract]
Shareholders' Equity
7.
Shareholders’ Equity

Ordinary Shares

As of June 30, 2022, the Company’s authorized capital consisted of 400,000,000 ordinary shares with a par value of £0.00001 per share.

Each holder of ordinary shares is entitled to one vote per ordinary share and to receive dividends when and if such dividends are recommended by the board of directors and approved by the shareholders. As of June 30, 2022, the Company has not declared any dividends.

Registered Direct Offering

On March 10, 2022, the Company entered into a purchase agreement with its majority shareholder, Syncona Portfolio Limited, a subsidiary of Syncona Limited, and certain other existing shareholders providing for the issuance and sale by the Company of 24,857,144 of the Company’s American Depositary Shares (“ADSs”) at a price of $1.05 per ADS for total gross proceeds of $26.1 million, in a registered direct offering. The offering closed on March 15, 2022. The Company received net proceeds of approximately $24.2 million from the offering, after deducting offering expenses payable by the Company.

Lincoln Park Capital

On March 18, 2022, the Company entered into a purchase agreement with Lincoln Park Capital Fund, LLC (“Lincoln Park”) under which the Company may at its discretion, sell to Lincoln Park up to $35.0 million of its ADSs over a 36-month period, subject to certain daily limits, applicable prices, and conditions. In addition, under the purchase agreement, the Company issued 954,208 ADSs as commitment shares to Lincoln Park as consideration for its commitment to purchase ADSs under the purchase agreement (the “Commitment Shares”). The Commitment Shares were valued using the closing price of the Company’s ADSs on the date of the purchase agreement resulting in a fair market value of approximately $1.0 million. The fair value of the Commitment Shares as well as issuance costs of $0.2 million associated with the purchase agreement are classified as prepaid expenses and other current assets in the accompanying condensed consolidated balance sheet. As the Company’s ADSs are sold in accordance with the purchase agreement, the fair value of the Commitment Shares and issuance costs will be reclassified to additional paid-in capital on the Company’s condensed consolidated balance sheet.

Open Market Sale AgreementSM

On November 17, 2021, the Company entered into an Open Market Sale AgreementSM (the "Sales Agreement") with Jefferies LLC ("Jefferies") pursuant to which the Company may issue and sell ADSs having aggregate offering sales proceeds of up to $75.0 million, from time to time, in “at-the-market” offerings pursuant to which Jefferies will act as sales agent and/or principal. During the six months ended June 30, 2022, the Company issued 3,037,616 ADSs pursuant to the Sales Agreement, raising approximately $3.2 million in net proceeds.

Deferred Shares

Deferred shares are a unit of equity that confer to their holder effectively no economic rights or any voting rights. The Company, without the consent of the shareholder, may transfer deferred shares at any time for $nil consideration.

Deferred shares are not included in the Company’s potentially dilutive securities as they are not ordinary shares and have no conversion rights.

The table below reflects the number of ordinary shares and deferred shares issued and outstanding at June 30, 2022 and December 31, 2021.

	June 30,	December 31,
	2022	2021
Ordinary shares	64,972,301	35,854,591
Deferred shares of £0.00001	23,452	112,077
Deferred shares of £100,000	1	1
Total ordinary and deferred shares	64,995,754	35,966,669